UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2005

LCA-VISION INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27610	11-2882328
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7840 Montgomery Road, Cincinnati, Ohio	45236
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 792-9292

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On November 22, 2005, William O. Coleman retired from the Board of Directors of LCA-Vision Inc. (the “Company”), effective immediately. Dr. Stephen Joffe, Chairman of the Board of Directors and Chief Executive Officer of the Company, thanked Mr. Coleman for his years of service as a director.
On November 22, 2005, the Board of Directors appointed current director William F. Bahl to the Compensation Committee, effective immediately.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCA-VISION INC.
/s/ Alan H. Buckey
Alan H. Buckey
Executive Vice President/Finance and Chief Financial Officer

Date: November 28, 2005